Exhibit 99.1

ON24 Announces Third Quarter 2025 Financial Results

•Achieved total revenue of $34.6 million
•Raising FY2025 revenue and bottom-line guidance
•Building next generation of event marketing with LinkedIn collaboration
•Seventh consecutive quarter of positive operating and free cash flow
SAN FRANCISCO--(BUSINESS WIRE)--ON24 (NYSE: ONTF), a leading intelligent engagement platform for B2B marketing, sales, and other customer-facing teams today announced financial results for the third quarter ended September 30, 2025.
“We are pleased to deliver Q3 results above guidance. We made progress on our strategic priorities, including our AI-driven agenda, our continued focus on regulated industries for new business, and driving efficiency in our go-to-market engine to increase profitability,” said Sharat Sharan, co-founder and CEO of ON24. “With nearly one in five customers buying ON24’s AI offerings, a number which is increasing every quarter, and by recently partnering with LinkedIn, we are driving the next generation of event marketing. Our efforts and momentum further enhance ON24’s leadership as an AI-enabled Intelligent Engagement platform.”
Third Quarter 2025 Financial Highlights
•Revenue:
◦Total revenue was $34.6 million.
◦Revenue from our Core Platform, including services, was $34.0 million.
•ARR:
◦Total ARR of $124.5 million as of September 30, 2025.
◦Core Platform ARR of $122.4 million as of September 30, 2025.
•GAAP Operating Loss was $8.0 million, compared to GAAP operating loss of $13.3 million in the third quarter of 2024.
•Non-GAAP Operating Loss was $0.4 million, compared to non-GAAP operating loss of $0.8 million in the third quarter of 2024.
•GAAP Net Loss was $6.4 million, or $(0.15) per diluted share, compared to GAAP net loss of $11.4 million, or $(0.27) per diluted share in the third quarter of 2024.
•Non-GAAP Net Income was $1.2 million, or $0.03 per diluted share, compared to non-GAAP net income of $1.1 million, or $0.02 per diluted share in the third quarter of 2024.
•Adjusted EBITDA was $0.7 million in the third quarter of 2025.
•Cash Flow: Net cash provided by operating activities was $2.5 million, compared to $0.3 million provided by operating activities in the third quarter of 2024. Free cash flow was $2.2 million for the quarter, compared to $0.1 million in the third quarter of 2024.
•Cash, Cash Equivalents and Marketable Securities totaled $175.2 million as of September 30, 2025.

For more information regarding non-GAAP operating income (loss), non-GAAP net income (loss), adjusted EBITDA, and free cash flows, see the section titled “Non-GAAP Financial Measures” below. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure, see the tables at the end of this press release.
Recent Business Highlights:
•Announced collaboration and integration with LinkedIn, that combines ON24’s intelligent engagement platform with LinkedIn, which helps ON24 customers attract the right audiences to their events.
•The percentage of customers using two or more products hit an all-time high, and nearly one in five customers now pay for ON24’s AI powered solutions.
•Ranked #1 Enterprise Webinar Platform in G2 Fall 2025 Report, validating ON24’s ongoing leadership in customer satisfaction, market presence, and AI-driven innovation for enterprise organizations.
•Announced ON24 AI Propel+, a modern, intuitive, video-forward solution built to scale every virtual event into a global multi-channel campaign powered by AI-generated content.
Financial Outlook
For the fourth quarter of 2025, ON24 expects:
•Total revenue of $33.9 million to $34.5 million.
•Core Platform Revenue, including services, to be in the range of $33.3 million to $33.9 million.
•Non-GAAP operating loss of $0.8 million to $0.2 million.
•Non-GAAP net income per share of $0.01 to $0.02 using approximately 44.8 million diluted shares outstanding.
◦Restructuring charge of $0.5 million to $0.8 million, excluded from the non-GAAP amounts above.
For the full year 2025, ON24 now expects:
•Total revenue of $138.6 million to $139.2 million.
•Core Platform Revenue, including services, to be in the range of $136.0 million to $136.6 million.
•Non-GAAP operating loss of $4.2 million to $3.6 million.
•Non-GAAP net income per share of $0.05 to $0.06 using approximately 45.0 million diluted shares outstanding.
Conference Call Information
ON24 will host a conference call and live webcast for analysts and investors today at 2:00 p.m. Pacific Time. Parties in the United States can access the call by dialing 1-877-497-9071 / 1-201-689-8727 and using conference ID: ON24.
A webcast and management’s prepared remarks for today’s call will be accessible on ON24’s investor relations website at investors.on24.com. Approximately one hour after completion of the live call, an archived version of the webcast will be available on the Company’s investor relations website.

Definitions of Certain Key Business Metrics
Core Platform: The ON24 Core Platform products include:
ON24 Elite: live, interactive webinar experience that engages prospective customers in real-time and can be made available in an on-demand format.
ON24 Breakouts: live breakout room experience that facilitates networking, collaboration and interactivity between users.
ON24 Forums: live, interactive experience that facilitates video-to-video interaction between presenters and audiences.
ON24 Go Live: live, interactive video event experience that enables presenters and attendees to engage face-to-face in real-time and can also be made available in an on-demand format.
ON24 Engagement Hub: always-on, rich multimedia content experience that prospective customers can engage anytime, anywhere.
ON24 Target: personalize and curate, rich landing page experience that engages specific segments of prospective customers to drive desired action.
ON24 AI-powered ACE: the next generation AI-powered analytics and content engine.
ON24 Translate: multilingual translation tool allowing customers to support content localization and propel global reach and engagement.
Annual Recurring Revenue (“ARR”): ARR is calculated as the sum of the annualized value of our subscription contracts as of the measurement date, including existing customers with expired contracts that we expect to be renewed. Our ARR amounts exclude professional services, overages from subscription customers and Legacy revenue.
Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States, or “GAAP”, we consider our non-GAAP operating income (loss), non-GAAP net income (loss), Adjusted EBITDA, and free cash flow in evaluating our operating performance. We define non-GAAP operating income (loss) as net income (loss) excluding, interest expense, other (income) expense, net, provision for income taxes, stock-based compensation, amortization of acquired intangible assets, shareholder activism related costs, restructuring costs, impairment charges for underutilized real estate, litigation related expenses from a shareholder class action suit, and certain other costs. We define non-GAAP net income (loss) as net income (loss) excluding stock-based compensation, amortization of acquired intangible assets, shareholder activism related costs, restructuring costs, impairment charges for underutilized real estate, litigation-related expenses from a shareholder class action suit, and certain other costs. We define Adjusted EBITDA as net income (loss) excluding interest expense, other (income) expense, net, provision for income taxes, depreciation and amortization, amortization of acquired intangible assets, amortization of cloud implementation costs, stock-based compensation, restructuring costs, impairment charges for underutilized real estate, litigation related expenses from a shareholder class action suit, and shareholder activism related costs. We define free cash flow as net cash provided by (used in) operating activities, less purchases of property and equipment.
We use non-GAAP operating income (loss), non-GAAP net income (loss), and Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes, and we use free cash flow to measure and evaluate cash generated through normal business operations. We believe non-GAAP operating income (loss), non-GAAP net income (loss), and Adjusted EBITDA may be helpful to investors because they provide consistency and comparability with past financial performance. We believe free cash flow may be helpful to investors because it reflects that some purchases of property and equipment are necessary to support ongoing operations, while providing a measure of cash available to acquire customers, expand within existing customers and otherwise pursue our business strategies.
However, these non-GAAP financial measures are each presented for supplemental informational purposes only, have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Non-GAAP financial measures have no standardized meanings prescribed by GAAP and are not prepared under a comprehensive set of accounting rules or principles. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measure as a tool for comparison.
We do not provide a quantitative reconciliation of the forward-looking non-GAAP financial measures included in this press release to the most directly comparable GAAP measures due to the high variability and difficulty to predict certain items excluded from these non-GAAP financial measures; in particular, the effects of stock-based compensation expense, and restructuring and transaction expenses. We expect the variability of these excluded items may have a significant, and potentially unpredictable impact on our future GAAP financial results.
Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measure are included in the tables at the end of this press release.
Forward-Looking Statements
This document contains “forward-looking statements” under applicable securities laws. Such statements can be identified by words such as: “outlook,” “expect,” “target,” “believe,” “plan,” “future,” “may,” “should,” “will,” and similar references to future periods. Forward-looking statements include express or implied statements regarding our expected financial and operating results, the execution of our capital return program, the size of our market opportunity, the success of our new products and capabilities, including our new AI-powered Analytics and Content Engine, and other statements regarding our ability to achieve our business strategies, growth, or other future events or conditions. Such statements are based on our current beliefs, expectations, and assumptions about future events or conditions, which are subject to inherent risks and uncertainties, including our ability to attract new customers and expand sales to existing customers; declines in our growth rate; fluctuation in our performance; our history of net losses; competition; technological development in our markets; decline in demand for our solutions; our ability to expand our sales and marketing capabilities and otherwise achieve our growth; the impact of the resumption of in-person marketing activities on our customer growth rate; disruptions or other issues with our technology or third-party services; compliance with data privacy, import and export controls, customs, sanctions and other laws and regulations; intellectual property matters; and matters relating to our common stock, along with the other risks and uncertainties discussed in the filings we make from time to time with the Securities and Exchange Commission. Actual results may differ materially from those indicated in forward-looking statements, and you should not place undue reliance on them. All statements herein are based only on information currently available to us and speak only as of the date hereof. Except as required by law, we undertake no obligation to update any such statement.
About ON24
ON24 is on a mission to help businesses bring their go-to-market strategy into the AI era and drive cost-effective revenue growth. Through its leading intelligent engagement platform, ON24 enables customers to combine our leading first-party experiences with personalization and content as well as capture and act on engagement insights, accelerating the buyer journey and propelling pipeline forward.
ON24 provides industry-leading companies, including 3 of the 6 largest global software companies, 4 of the 5 top global asset management firms, 3 of the 6 largest global pharmaceutical companies and 3 of the 5 largest global industrial companies, with a valuable source of first-party data to drive sales and marketing innovation, improve efficiency and increase business results. Headquartered in San Francisco, ON24 has offices globally in North America, EMEA and APAC. For more information, visit www.ON24.com.

© 2025 ON24, Inc. All rights reserved. ON24 and the ON24 logo are trademarks owned by ON24, Inc., and are registered in the United States Patent and Trademark Office and in other countries.

ON24, INC.
Condensed Consolidated Balance Sheets (Unaudited)
(in thousands)

	September 30, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$47,241	$14,933
Marketable securities	127,926	167,803
Accounts receivable, net	14,819	28,616
Deferred contract acquisition costs, current	8,747	10,784
Prepaid expenses and other current assets	7,315	6,194
Total current assets	206,048	228,330
Property and equipment, net	5,112	6,673
Operating right-of-use assets	1,183	2,297
Intangible asset, net	306	660
Deferred contract acquisition costs, non-current	11,248	12,199
Other long-term assets	891	794
Total assets	$224,788	$250,953
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$3,791	$2,746
Accrued and other current liabilities	14,999	16,394
Deferred revenue	57,764	66,687
Operating lease liabilities, current	589	2,372
Total current liabilities	77,143	88,199
Operating lease liabilities, non-current	778	1,016
Other long-term liabilities	2,542	2,326
Total liabilities	80,463	91,541
Stockholders’ equity
Common stock	3	4
Additional paid-in capital	514,157	507,188
Accumulated deficit	(370,024)	(347,669)
Accumulated other comprehensive income (loss)	189	(111)
Total stockholders’ equity	144,325	159,412
Total liabilities and stockholders’ equity	$224,788	$250,953

ON24, INC.
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue:
Subscription and other platform	$31,987	$33,860	$96,729	$102,836
Professional services	2,615	2,465	7,939	8,565
Total revenue	34,602	36,325	104,668	111,401
Cost of revenue:
Subscription and other platform(1)(5)	6,416	7,136	19,416	21,514
Professional services(1)(5)	2,323	2,202	7,227	7,144
Total cost of revenue	8,739	9,338	26,643	28,658
Gross profit	25,863	26,987	78,025	82,743
Operating expenses:
Sales and marketing(1)(5)	16,419	19,498	52,156	59,029
Research and development(1)(2)(5)	8,150	9,180	24,973	27,370
General and administrative(1)(3)(4)(5)	9,283	11,654	28,523	35,222
Total operating expenses	33,852	40,332	105,652	121,621
Loss from operations	(7,989)	(13,345)	(27,627)	(38,878)
Interest expense	82	6	119	27
Other income, net	(1,712)	(2,128)	(5,788)	(6,710)
Loss before provision for income taxes	(6,359)	(11,223)	(21,958)	(32,195)
Provision for income taxes	16	183	397	1,089
Net loss	(6,375)	(11,406)	(22,355)	$(33,284)
Net loss per share:
Basic and diluted	$(0.15)	$(0.27)	$(0.53)	$(0.80)
Weighted-average shares used in computing net loss per share:
Basic and diluted	42,654,869	41,870,709	42,442,291	41,725,990
(1)Includes stock-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cost of revenue
Subscription and other platform	$369	$692	$1,188	$2,047
Professional services	104	119	367	369
Total cost of revenue	473	811	1,555	2,416
Sales and marketing	2,017	3,253	6,264	9,649
Research and development	1,356	2,322	4,082	6,696
General and administrative	3,412	5,490	9,865	15,528
Total stock-based compensation expense	$7,258	$11,876	$21,766	$34,289

(2)Research and development expense includes amortization of acquired intangible asset of $147 thousand and $423 thousand for the three and nine months ended September 30, 2025, respectively, and $140 thousand and $416 thousand for the three and nine months ended September 30, 2024, respectively, in connection with the Vibbio acquisition in April 2022.
(3)General and administrative expense for the three and nine months ended September 30, 2025 includes professional advisory expenses associated with activism defense and related costs of $39 thousand and $115 thousand, respectively. We did not incur such costs in the three months and nine months ended September 30, 2024.
(4)General and administrative expense for the three and nine months ended September 30, 2025 includes legal costs associated with our IPO class action securities litigation of $62 thousand and $294 thousand, respectively. In prior periods the amounts were less meaningful to our results and thus not shown separately.
(5)The results of operations for the three and nine months ended September 30, 2025 and 2024 includes restructuring costs, which primarily represent severance and related expense due to restructuring activities, as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cost of revenue
Subscription and other platform	$75	$137	$569	$350
Professional services	5	7	35	20
Total cost of revenue	80	144	604	370
Sales and marketing	23	342	801	1,347
Research and development	—	—	127	112
General and administrative	4	—	81	339
Total restructuring costs	$107	$486	$1,613	$2,168

ON24, INC.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cash flows from operating activities:
Net loss	$(6,375)	$(11,406)	$(22,355)	$(33,284)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,196	1,181	3,765	3,635
Stock-based compensation expense	7,258	11,876	21,766	34,289
Amortization of deferred contract acquisition cost	3,058	3,638	9,945	11,233
Provision for allowance for doubtful accounts and billing reserves	367	335	956	1,536
Non-cash lease expense	414	398	1,196	1,177
Accretion of marketable securities	(96)	(1,352)	(935)	(4,287)
Other	—	30	12	100
Change in operating assets and liabilities:
Accounts receivable	3,109	(60)	12,841	12,653
Deferred contract acquisition cost	(1,956)	(2,060)	(6,957)	(6,794)
Prepaid expenses and other assets	614	(196)	(1,202)	(1,939)
Accounts payable	(13)	323	1,866	667
Accrued liabilities	(85)	239	(1,308)	(2,649)
Deferred revenue	(4,388)	(2,376)	(8,923)	(10,727)
Other liabilities	(570)	(275)	(2,155)	(1,789)
Net cash provided by operating activities	2,533	295	8,512	3,821
Cash flows from investing activities:
Purchase of property and equipment	(371)	(152)	(2,336)	(1,680)
Purchase of marketable securities	(13,896)	(26,504)	(82,118)	(152,925)
Proceeds from maturities of marketable securities	28,000	22,900	122,920	114,548
Proceeds from sale of marketable securities	—	6,196	—	10,556
Net cash provided by (used in) investing activities	13,733	2,440	38,466	(29,501)
Cash flows from financing activities:
Proceeds from exercise of stock options	312	690	782	1,684
Proceeds from issuance of common stock under ESPP	—	—	272	367
Payment for repurchase of common stock	(7,011)	(8,327)	(15,852)	(18,603)
Repayment of short-term financing and equipment loans	(81)	—	(81)	(72)
Repayment of finance lease obligations	—	—	—	(127)
Net cash used in financing activities	(6,780)	(7,637)	(14,879)	(16,751)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	24	438	217	241
Net increase (decrease) in cash, cash equivalents and restricted cash	9,510	(4,464)	32,316	(42,190)
Cash, cash equivalents and restricted cash, beginning of period	37,819	15,572	15,013	53,298
Cash, cash equivalents and restricted cash, end of period	$47,329	$11,108	$47,329	$11,108
Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets:
Cash and cash equivalents	$47,241	$11,017	$47,241	$11,017
Restricted cash included in other assets, non-current	88	91	88	91
Total cash, cash equivalent and restricted cash	$47,329	$11,108	$47,329	$11,108

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results (Unaudited)
(in thousands, except share and per share data)

Reconciliation of gross profit and gross margin

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP gross profit	$25,863	$26,987	$78,025	$82,743
Add:
Stock-based compensation	473	811	1,555	2,416
Restructuring costs	80	144	604	370
Non-GAAP gross profit	$26,416	$27,942	$80,184	$85,529
GAAP gross margin	75%	74%	75%	74%
Non-GAAP gross margin	76%	77%	77%	77%

Reconciliation of operating expenses

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP sales and marketing	$16,419	$19,498	$52,156	$59,029
Less:
Stock-based compensation	(2,017)	(3,253)	(6,264)	(9,649)
Restructuring costs	(23)	(342)	(801)	(1,347)
Non-GAAP sales and marketing	$14,379	$15,903	$45,091	$48,033

GAAP research and development	$8,150	$9,180	$24,973	$27,370
Less:
Stock-based compensation	(1,356)	(2,322)	(4,082)	(6,696)
Restructuring costs	—	—	(127)	(112)
Amortization of acquired intangible asset	(147)	(140)	(423)	(416)
Non-GAAP research and development	$6,647	$6,718	$20,341	$20,146

GAAP general and administrative	$9,283	$11,654	$28,523	$35,222
Less:
Stock-based compensation	(3,412)	(5,490)	(9,865)	(15,528)
Restructuring costs	(4)	—	(81)	(339)
Fees related to shareholder activism	(39)	—	(115)	—
Litigation related expense	(62)	—	(294)	—
Non-GAAP general and administrative	$5,766	$6,164	$18,168	$19,355

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results (Unaudited)
(in thousands, except share and per share data)

Reconciliation of net loss to non-GAAP operating loss

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(6,375)	$(11,406)	$(22,355)	$(33,284)
Add:
Interest expense	82	6	119	27
Other income, net	(1,712)	(2,128)	(5,788)	(6,710)
Provision for income taxes	16	183	397	1,089
Stock-based compensation	7,258	11,876	21,766	34,289
Amortization of acquired intangible asset	147	140	423	416
Restructuring costs	107	486	1,613	2,168
Fees related to shareholder activism	39	—	115	—
Litigation related expense	62	—	294	—
Non-GAAP operating loss	$(376)	$(843)	$(3,416)	$(2,005)

Reconciliation of net loss to Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(6,375)	$(11,406)	$(22,355)	$(33,284)
Add:
Interest expense	82	6	119	27
Other income, net	(1,712)	(2,128)	(5,788)	(6,710)
Provision for income taxes	16	183	397	1,089
Depreciation and amortization	1,049	1,041	3,342	3,219
Amortization of acquired intangible asset	147	140	423	416
Amortization of cloud implementation costs	—	30	11	101
Stock-based compensation	7,258	11,876	21,766	34,289
Restructuring costs	107	486	1,613	2,168
Fees related to shareholder activism	39	—	115	—
Litigation related expense	62	—	294	—
Adjusted EBITDA	$673	$228	$(63)	$1,315

Reconciliation of net loss to non-GAAP net income

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(6,375)	$(11,406)	$(22,355)	$(33,284)
Add:
Stock-based compensation	7,258	11,876	21,766	34,289
Amortization of acquired intangible asset	147	140	423	416
Restructuring costs	107	486	1,613	2,168
Fees related to shareholder activism	39	—	115	—
Litigation related expense	62	—	294	—
Non-GAAP net income	$1,238	$1,096	$1,856	$3,589

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results (Unaudited)
(in thousands, except share and per share data)

Reconciliation of GAAP to Non-GAAP basic and diluted net (loss) income per share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP basic and diluted net loss per share:
Net loss	$(6,375)	$(11,406)	$(22,355)	$(33,284)
Weighted average common stock outstanding, basic and diluted	42,654,869	41,870,709	42,442,291	41,725,990
Net loss per share, basic and diluted	$(0.15)	$(0.27)	$(0.53)	$(0.80)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Non-GAAP basic and diluted net income per share:
Net loss	$(6,375)	$(11,406)	$(22,355)	$(33,284)
Add:
Stock-based compensation	7,258	11,876	21,766	34,289
Amortization of acquired intangible asset	147	140	423	416
Restructuring costs	107	486	1,613	2,168
Fees related to shareholder activism	39	—	115	—
Litigation related expense	62	—	294	—
Non-GAAP net income	$1,238	$1,096	$1,856	$3,589
Non-GAAP weighted-average common stock outstanding
Basic	42,654,869	41,870,709	42,442,291	41,725,990
Diluted	45,085,767	45,582,143	45,114,196	45,670,383
Non-GAAP net income per share of common stock:
Basic	$0.03	$0.03	$0.04	$0.09
Diluted	$0.03	$0.02	$0.04	$0.08

ON24, INC.
Reconciliation of GAAP to Non-GAAP Results (Unaudited)
(in thousands)

Reconciliation of GAAP Cash Flow from Operating Activities to Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net cash provided by operating activities:	$2,533	$295	$8,512	$3,821
Less: Purchases of property and equipment	(371)	(152)	(2,336)	(1,680)
Free cash flow	$2,162	$143	$6,176	$2,141

ON24, INC.
Revenue
(in thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Core Platform
Subscription and other platform	$31,449	$33,272	$95,092	$100,811
Professional services	2,521	2,336	7,610	8,097
Total core platform revenue	$33,970	$35,608	$102,702	$108,908

Virtual Conference
Subscription and other platform	$538	$588	$1,637	$2,025
Professional services	94	129	329	468
Total virtual conference revenue	$632	$717	$1,966	$2,493

Revenue
Subscription and other platform	$31,987	$33,860	$96,729	$102,836
Professional services	2,615	2,465	7,939	8,565
Total revenue	$34,602	$36,325	$104,668	$111,401

Contacts
Media Contact:
David Lee
press@on24.com

Investor Contact:
Lauren Sloane, The Blueshirt Group for ON24
investorrelations@on24.com